Second Quarter 2014 Conference Call August 6, 2014

Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company and/or Gateway Insurance Company (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Safe Harbor 2

Atlas Snapshot 3 NASDAQ: AFH (at 6/30/2014) Corporate Headquarters Elk Grove Village, IL (Chicago suburb) Subsidiaries / Brands (see below) American Country American Service Gateway (including Alano) Core Target Markets Taxi / Limo / Paratransit Cash and Investments $177.7M Total Assets $256.2M Total Shareholders’ Equity $96.2M Common Shares Outstanding 11.8 million Book Value Per Common Share $7.96

4 Premium Growth GPW increased by 37.7% to $22.8 million • 42.2% increase core light commercial auto business • 57.1% increase in NWP related to target accounts Strong Underwriting Results Combined ratio improved by 3.1 percentage points year- over-year to 91.9% • 5th straight quarter under 95% Recent Capital Raise Expected to Accelerate Growth Atlas has increased book value in each of the past 6 quarters $22.8 $16.6 $- $5.0 $10.0 $15.0 $20.0 $25.0 Q2 2014 Q2 2013 Gross Written Premium $2.6 $1.7 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q2 2014 Q2 2013 Net Income $7.96 $6.07 $- $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 $9.00 Q2 2014 Q2 2013 Book Value % Growth 37.7% 88.9% 50.4% 31.1% 2014 Second Quarter Underwriting / Financial Highlights $2.5 $1.3 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q2 2014 Q2 2013 Operating Income

Geographic Expansion • Distributing products in 40 states plus Washington D.C. • Licensed to write P&C insurance in 49 states and the District of Columbia • Currently distributing in all states that meet established criteria – market size – Competitive environment – Underwriting profit 5

Geographic Diversification 6 Three Month Periods Ended Six Month Periods Ended June 30, 2014 June 30, 2013 June 30, 2014 June 30, 2013 New York $ 3,624 15.9% $ 1,951 11.8% $ 8,668 16.0% $ 4,446 11.4% Michigan $ 2,971 13.0% $ 2,052 12.4% $ 5,905 10.9% $ 4,112 10.6% Minnesota $ 2,233 9.8% $ 1,429 8.6% $ 3,736 6.9% $ 2,261 5.8% California $ 1,644 7.2% $ 563 3.4% $ 2,591 4.8% $ 1,585 4.1% Illinois $ 1,252 5.5% $ 1,156 7.0% $ 10,948 20.3% $ 7,978 20.5% South Carolina $ 1,118 4.9% $ 659 4.0% $ 1,758 3.3% $ 888 2.3% Ohio $ 1,046 4.6% $ 698 4.2% $ 2,180 4.0% $ 1,356 3.5% Virginia $ 967 4.2% $ 550 3.3% $ 1,746 3.2% $ 1,072 2.8% Georgia $ 880 3.9% $ 653 3.9% $ 2,208 4.1% $ 1,889 4.9% Louisiana $ 841 3.7% $ 986 6.0% $ 1,580 2.9% $ 1,608 4.1% Other $ 6,225 27.3% $ 5,864 35.4% $ 12,705 23.6% $ 11,720 30.0% Total $ 22,801 100% $ 16,561 100% $ 54,025 100% $ 38,915 100% New York Michigan Minnesota California Illinois South Carolina Ohio Virginia Georgia Louisiana Other Gross premium written by state ($ in '000s) Gross premium written by state ($ in '000s) Three Months Ended 6/30/2014

Considerable Underwriting Margin Improvement Since 2013 U.S. IPO 7 Combined Operating Ratio (“COR”) 98.1% 95.0% 93.9% 91.4% 93.5% 91.9% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014

$11 $18 $24 $43 $49 $59 $66 $74 $85 $94 $101 0.20 0.36 0.48 0.86 0.94 1.15 1.24 1.42 1.60 1.73 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 M ill io n s NWP NWP Core:Surplus Recent U.S. Capital Raise Expands Growth Potential / Operating Leverage 8 Impact of the of Q2 2014 capital raise on leverage 1.20

Operating Activities: Underwriting (commercial business only) Renewal Retention (Policy Count) New Business Submissions (Monthly Vehicles Submitted) Vehicle in Force Target of 85% based on current market conditions 9 - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Actual Last Year 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00%

0 50 100 150 200 250 300 New Agents Existing Agents Bound/Application Ratio Operating Activities: Underwriting (commercial business only) Current target of 60%. Continuing incremental application volume from new and existing agents 10 Note: Stacked Line 0% 10% 20% 30% 40% 50% 60% 70% 80% 90%

Market Overview 11

General Market Observations • Atlas is continuing to see steady rate increases across all lines within its light commercial base (Taxi / Para-transit / Livery) • Company is now beginning to see full effects of competitors exiting its niche market • Recent severity development related primarily to “heavy” commercial should catalyze further rate increases across commercial auto generally 12 “Rate filing trends from 2011 forward reveal steady increases of 4% or so from mid-2012 and a recent acceleration since the spring of 2014. This is consistent with management commentary and, of course, is defying the rate deceleration affecting most other commercial lines. This data is a composite of some 7,500 rate filings affecting over 4.2 million policyholders.” Commercial Auto Report - Assured Research, LLC June 2014

13 Changes in Commercial Auto Rate Largest Driver of Commercial Wide Pricing Decline Remains Property Majority of Atlas’ Target Market are Individual Entrepreneurs and Small Fleet Operators

Market Cycle Source: The Council of Insurance Agents & Brokers. Chart prepared by Barclays Research. Note: Based on recent results in “heavy” commercial auto, we anticipate further rate increases across class in upcoming quarters. 14

Financial Highlights 15

Q2 2014 Financial Highlights (comparisons to prior year period) • Gross premium written increased by 37.7% to $22.8 million • Underwriting results improved to $1.9 million from $828,000 • Net income was up to $2.6 million from $1.7 million • Earnings per diluted common share were $0.23 compared to $0.15 • The impact of management and director incentive compensation expenses as included in the Company’s OUE expenses pursuant to the accounting practice announced in connection with Q1 ’14 results were 2.2% of the Q2 ‘14 OUE ratio or $0.04 per diluted common share for the three month period ended June 30, 2014 • Combined ratio declined by 3.1 percentage points to 91.9%, which included costs related to an increase in hiring in anticipation of continuing growth 16 The Three Month Period Ended June 30, 2014 June 30, 2013 Loss ratio 61.9% 64.6 % Acquisition cost ratio 14.9% 13.1 % Other underwriting expense ratio 15.1% 17.3 % Combined ratio 91.9% 95.0%

17 Detailed Impact of Changes to Book Value per Common Share YTD 2014 Book Value Changed by $1.42 relative to December 31, 2013 Impacted by: $0.90 Increase related to issuance of 2,161,000 common shares during Q2 2014 0.26 Increase in net income after tax 0.15 Increase related to net realized gains/losses after tax 0.14 Increase related to change in DTA valuation allowance (0.03) Reduction due share-based compensation $1.42 Total Change From December 31, 2013 Book Value per Common Share Book Value per Common Share (in '000s, except for shares and per share data) June 30, 2014 December 31, 2013 Shareholders' equity $96,155 $63,698 Less: Preferred stock in equity 2,000 2,000 Less: Accumulated dividends on preferred stock 136 90 Common equity $94,019 $61,608 Shares outstanding (includes Restricted Stock Units) 11,808,624 9,424,734 Book value per common share outstanding $7.96 $6.54

• Attractive investment leverage • Long Term Debt-free balance sheet • Acquisitions with adverse development protection ($ in millions) June 30, 2014 December 31, 2013 Cash and Investments $177.7 $139.9 Total Assets $256.2 $219.3 Claim Reserves (Gross of Reinsurance) (1) (2) $99.3 $101.4 Unearned Premiums $48.9 $44.2 Total Shareholders’ Equity $96.2 $63.7 18 (1) Atlas’ purchase of American Country and American Service included $10 million limit of adverse development protection (90% quota share after $1 million) based on reserves as of September 30, 2010, which has not been utilized. (2) Gateway Acquisition included $2 million of adverse development protection Strong Balance Sheet

Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.7 years) Investment Portfolio • As of June 30, 2014, total investments equaled $135.5 million, of which fixed income consisted of 93.2% • Predominantly corporate and government bonds • Average duration of 3.7 years • Average S&P rating of AA • 85.9% A or better 19 Government 16% Corporate 34% Mortgage Backed 34% Other Asset Backed 9% Other Investments 7% Equities 0% Investment Portfolio (6/30/2014) (1) (1) American Country Insurance Company, American Service Insurance Company, Inc. and Gateway Insurance Company Credit ratings of fixed income securities portfolio (in '000s) As of: June 30, 2014 December 31, 2013 Amount % of Total Amount % of Total AAA/Aaa $ 72,654 57.9% $ 76,616 59.9 % AA/Aa 13,250 10.6% 12,733 10.0 % A/A 21,910 17.4% 23,624 18.5 % BBB/Baa 17,663 14.1% 14,995 11.7 % Total Securities $ 125,478 100.0% $ 127,968 100.0%

Outlook for 2014 / 2015 20

Outlook / Goals in Coming Years 21 Atlas Current Position Expanding Market Presence Strong distribution relationships in target markets Significant reduction in competitors resulting from large generalists exiting specialty markets 19% increase in vehicle count with 30% increase in addressable market size (premium) Acquisitions Use existing resources and market expertise to seek acquisitions of complementary books of business and insurance companies Focus on businesses with complimentary expertise and infrastructure 2H 2014 /2015 Market Expectations Achieving return-on-equity levels that exceed the P&C industry ROEs in the mid-teens or higher in 2015 based on the current pricing and interest-rate environment GPWs in 2015 expected to approach $200 million Acquisitions Near term focus on transactions within current niche markets to accelerate progress towards proportionate market share Long Term Targets Long-Term Market Goals Proportionate market share of 20% in the approximately $1.9 billion light commercial sector $300 + Million in GWP Acquisitions Longer term focus on horizontal expansion into other specialty commercial niche markets with attributes similar to those of our current niche markets

Atlas from a Peer Perspective 22 Criteria • Companies in Insurance / Financial Services with ROEs in excess of 10% • Non-Homeowners / Property • Comps include: ACE, WR Berkley, Chubb, Travelers, RLI, Progressive • As of August 5, 2014 – Source: Company Filings / Bloomberg 0 0.5 1 1.5 2 2.5 3 3.5 4 8.00 10.00 12.00 14.00 16.00 18.00 20.00 22.00 24.00 P/ B Revenue Growth as a Factor of 1 * ROE

For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Terry Downs Associate TDowns@equityny.com 212-836-9615 Nasdaq: AFH